SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003 (August 4, 2003)

Province Healthcare Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-23639 (Commission File Number)	62-1710772 (IRS Employer Identification No.)

105 Westwood Place Suite 400 Brentwood, Tennessee (Address of Principal Executive Offices)	37027 (Zip Code)

(615) 370-1377
(Registrant’s Telephone Number, Including Area Code)

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE

Item 9. Regulation FD Disclosure.

     On July 30, 2003, Province Healthcare Company announced its second quarter 2003 financial results. Province’s press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition” of Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

99.1	Copy of the press release, dated July 30, 2003, announcing financial results for the quarter ended June 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY

	By:	/s/ Howard T. Wall, III

Howard T. Wall, III Senior Vice President, General Counsel and Secretary

Date: August 4, 2003

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

99.1	Copy of the press release, dated July 30, 2003, announcing financial results for the quarter ended June 30, 2003.